THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES MUST NOT TRADE THE SECURITIES BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (1) OCTOBER 16, 2014, AND (2) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.


                       PRIVATE PLACEMENT SUBSCRIPTION
                          FOR NON U.S. SUBSCRIBERS

                              EMPIRE GLOBAL CORP.

                               PRIVATE PLACEMENT
                          INSTRUCTIONS TO SUBSCRIBER

COMPLETE the information on page 2 of this Subscription Agreement.

FAX a copy of page 2 of this Subscription Agreement to EMPIRE GLOBAL CORP., attention of the CEO at 905.738.0807.

COURIER the originally executed copy of the entire Subscription Agreement to EMPIRE GLOBAL CORP., to

                              EMPIRE GLOBAL CORP.
                      130 Adelaide St., West Suite 701
                      Toronto, Ontario Canada M5H 2K4

                              EMPIRE GLOBAL CORP.
                               PRIVATE PLACEMENT

The Subscriber hereby irrevocably subscribes for, and on Closing will purchase from Empire Global Corp (the "Company"), the following securities at a price of US $1.00 per Share:

                                USD $2,669,000
    (Two Million, Six Hundred and Sixty Nine Thousand United States Dollars)

                      Number of Common Shares: 2,669,000
             (Two Million, Six Hundred and Sixty Nine Thousand)

EXECUTED by the Subscriber this 16 day of October, 2014. By executing this Agreement, the Subscriber certifies that the Subscriber and any beneficial purchaser for whom the Subscriber is acting is resident in the jurisdiction shown as the "Address of the Subscriber". The address of the Subscriber will be accepted by the Company as a representative as to the address of residency for the Subscriber.


-----------------------------------   -------------------------------------
WITNESS:                              EXECUTION BY SUBSCRIBER/AGENT:


-----------------------------------   -------------------------------------
Signature of witness                  Signature of Subscriber/Agent

-----------------------------------   -------------------------------------
Name of witness                       Name of Subscriber or Agent (please print)



-----------------------------------   -------------------------------------
Signature of witness                  Signature of Subscriber/Agent

-----------------------------------   -------------------------------------
Name of witness                       Name of Subscriber or Agent (please print)

ACCEPTED this ___ day of October, 2014.

EMPIRE GLOBAL CORP.


Per: /s/ Michele Ciavarella
-----------------------------------   -------------------------------------
Michele Ciavarella, B.Sc.             Address of Subscriber (residence)
Chairman and CEO


By signing this acceptance, the Company agrees to be bound by all representations, warranties, covenants and agreements set out herein.

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

                             PAYMENT INSTRUCTIONS

The subscription price may be paid in United States currency by certified cheque or bank draft.

Please make the certified cheque or bank draft payable to "Beard Winter LLP, in trust" and deliver it to:

Beard Winter LLP
130 Adelaide Street West
Suite 701
Toronto, Ontario
M5H 2K4

Attention: Julian L. Doyle

Alternatively, please wire transfer immediately available funds to Beard Winter LLP as follows:

                    Bank: Royal Bank of Canada
                          20 King Street West
                          Toronto, Ontario
                          M5H 1C4

                     Tel: (416) 974-6311

               Transit #: 06012

               Account #: XXXX553

                   ABA #: 021 000 21

              Swift Code: ROYCCAT2

         Name of Account: Beard Winter LLP

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES MUST NOT TRADE THE SECURITIES BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (1) OCTOBER 16, 2014, AND (2) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

                       PRIVATE PLACEMENT SUBSCRIPTION
                         (Non U.S. Subscribers Only)

TO:   EMPIRE GLOBAL CORP. (the "Company")
      130 Adelaide St. West, Suite 701
      Toronto, Ontario, Canada M5H 2K4

                              Purchase of Shares

1.   SUBSCRIPTION

1.1 The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase the number of common shares of the Company's common stock (the "Shares") as set out on page 2 of this Subscription Agreement at a price of US$ 1.00 per Share (such subscription and agreement to purchase being the "Subscription"), for the total subscription price as set out on page 2 of this Subscription Agreement (the "Subscription Proceeds"), which Subscription Proceeds are tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2 The Company hereby agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Shares. Subject to the terms hereof, the Subscription Agreement will be effective upon its acceptance by the Company. This offering is not subject to any minimum or maximum offering.

1.3 Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful money of the United States of America.


2.   PAYMENT

2.1 The Subscription Proceeds shall be paid to the Company by the Subscriber at the closing of the transactions contemplated in this Agreement by wire transfer of immediately available funds.

2.2  [Intentionally deleted.]

2.3 At Closing, the Subscriber shall complete, sign and return to the Company an executed copy of this Subscription Agreement, including the attached completed Questionnaire.

2.4 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.


3.   CLOSING

3.1 Closing of the purchase and sale of the Shares shall occur on or before October 16, 2014, or on such other date as may be determined by the written mutual agreement of the Company and the Subscriber (the "Closing Date"). The Subscriber acknowledges that Shares may be issued to other subscribers under this offering (the "Offering") before or after the Closing Date. The Company, may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares to such subscriber(s) against payment therefore at any time on or prior to the Closing Date.


4.   ACKNOWLEDGEMENTS OF SUBSCRIBER

4.1  The Subscriber acknowledges and agrees that:

     (a) none of the Shares have been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state and provincial securities laws;
     (b) the Company will refuse to register any transfer of any of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;
     (c) the decision to execute this Subscription Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact, other than as set out herein, or otherwise made by or on behalf of the Company and such decision is based solely upon a review of publicly available information related to the Company and information regarding the Company provided by the Company to the Subscriber (the "Company Information");
     (d) the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to review the Company Information and to ask questions of and receive answers from the Company regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information, or any other document provided to the Subscriber;

     (e) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Subscriber, the Subscriber's attorney and/or advisor(s);
     (f) the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement;
     (g) the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any acknowledgment, representation or warranty of the Subscriber contained herein being untrue in any material respect or any material breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;
     (h) the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to the applicable resale restrictions;
     (i) the Subscriber has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;
     (j) the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;
     (k) none of the Shares may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the expiration of a period of one year after the date of original issuance of the Shares;
     (l) the statutory and regulatory basis for the exemption claimed for the offer and sale of the Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;
     (m) none of the Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Shares will become listed on any stock exchange or automated dealer quotation system;

     (n) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Shares;
     (o) no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;
     (p)  there is no government or other insurance covering any of the Shares;
          and
     (q) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.


5.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

5.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing Date) that:

     (a)  the Subscriber is not a U.S. Person (as defined herein);
     (b) the Subscriber is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person (as defined herein);
     (c) the Subscriber is resident in the jurisdiction set out on page 2 of this Subscription Agreement
     (d)  the Subscriber:
          (i) is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the "International Jurisdiction") which would apply to the acquisition of the Shares,
          (ii) is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws of the International Jurisdiction or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,
          (iii) acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Shares, and
          (iv) acknowledges that the acquisition of the Shares by the Subscriber does not trigger:
                A. any obligation to prepare and file a prospectus or similar document with respect to such purchase in the International Jurisdiction, or
                B. any continuous disclosure reporting obligation of the Company in the International Jurisdiction;
     (e) the Subscriber is acquiring the Shares as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons (as defined herein);
     (f) the Subscriber is outside the United States when receiving and executing this Subscription Agreement;
     (g) the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;
     (h) the Subscriber acknowledges that it has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;
     (i) the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;
     (j) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of the constating documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;
     (k) the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;
     (l) the Subscriber has received and carefully read this Subscription Agreement;
     (m) the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and can afford the complete loss of such investment;
     (n) the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Company, and the Subscriber is providing evidence of knowledge and experience in these matters through the information requested herein;
     (o) the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Subscription Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;
     (p) the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;
     (q) the Subscriber is purchasing the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Shares, and the Subscriber has not subdivided his interest in the Shares with any other person;
     (r) the Subscriber is not an underwriter of, or dealer in, the shares of the Company's common stock, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;
     (s) the Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Shares and the Company;
     (t) the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;
     (u) no person has made to the Subscriber any written or oral representations:
          (i)   that any person will resell or repurchase any of the Shares,
          (ii) that any person will refund the purchase price of any of the Shares,
          (iii) as to the future price or value of any of the Shares, or
          (iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system; and
     (v) the Subscriber acknowledges and agrees that the Company shall not consider the Subscriber's Subscription for acceptance unless the undersigned provides to the Company, along with an executed copy of this Subscription Agreement and such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber's qualification as a qualified investor.

5.2 In this Subscription Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Subscription Agreement includes any person in the United States.


6.   ACKNOWLEDGEMENT AND WAIVER

6.1 The Subscriber has acknowledged that the decision to purchase the Shares was solely made on the Company Information and the representations and warranties of the Company contained herein.


7.   REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE COMPANY

7.1 The Subscriber acknowledges that the acknowledgements, representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Shares under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares, it will be representing and warranting that the acknowledgements representations and warranties contained herein are true and correct as of the date hereof and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.

8.   REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE COMPANY

8.1 The Company hereby represents and warrants to the Subscriber and acknowledges that the Subscriber is relying thereon that as of the date on which this Subscription Agreement is entered into:

     (a) the Company is validly subsisting under the laws of Delaware and is qualified to carry on business in Delaware and in each other jurisdiction, if any, in respect of which the carrying on of the activities contemplated hereby make such qualification necessary;
     (b) the Company has complied and will comply with all applicable corporate and securities laws where such rules are applicable to it including, without limitation, in connection with the offer, sale and issuance of the Shares to be purchased hereunder, and its continuous disclosure obligations, in all material respects and there is no material change that has not been disclosed and there is no material change report that has been filed under "confidentiality" provisions;
     (c) upon acceptance by the Company, this Subscription Agreement shall constitute a binding obligation of the Company enforceable in accordance with its terms;
     (d) the execution, delivery and performance of this Subscription Agreement by the Company and the issue of the Shares do not and will not constitute a breach of or default under the constating documents of the Company, or any law, regulation, order or ruling applicable to the Company, or any agreement to which the Company is a party or by which it is bound;
     (e) the Company has the full corporate right, power and authority to enter into this Subscription Agreement, and to issue the Shares;
     (f) the authorized capital of the Company consists of 80,000,000 shares of common stock each with a par value of $0.0001 and 20,000,000 shares of preferred stock each with a par value of $0.0001 of which, immediately prior to the issuance of the Shares, 21,575,800 and no other shares will be issued and outstanding as fully paid and non-assessable shares in the capital of the Company;
     (g) there is no finder's fee or commission payable by the Company to any third party with respect to this Subscription Agreement;
     (h) upon acceptance by the Company of this Subscription Agreement and upon receipt by the Company of the Subscription Proceeds, the Shares shall be validly issued and outstanding as fully paid and non-assessable common shares in the capital of the Company;
     (i) the Company has not and will not, directly or indirectly, engage in any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; and
     (j) none of the Company's disclosure documents that are filed and/or furnished with the SEC contain or will contain, at the time of filing or furnishing, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company agrees that the above representations, warranties and covenants in this Section 8.1 will be true and correct both as of the date on which this Subscription Agreement is entered into and as of the Closing Date.

8.2 The Company agrees that it will indemnify and hold harmless the Subscriber and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any acknowledgment, representation or warranty of the Company contained herein being untrue in any material respect or any material breach or failure by the Company to comply with any covenant or agreement made by the Company to the Subscriber in connection therewith.


9.   RESALE RESTRICTIONS

9.1 The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Shares have been registered under the 1933 Act or the securities laws of any state of the United States. None of the Shares may be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.


10.   LEGENDING AND REGISTRATION OF SUBJECT SECURITIES

10.1 The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (1) OCTOBER 16, 2014, AND (2) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

10.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.


11.   COLLECTION OF PERSONAL INFORMATION

11.1 This Subscription Agreement and the Questionnaire hereto require the Subscriber to provide certain personal information to the Company and its legal counsel. Such information is being collected by the Company and its legal counsel for the purposes of completing this Offering, which includes, without limitation, determining the Subscriber's eligibility to purchase the Shares under applicable securities legislation, preparing and registering certificates representing the Shares to be issued to the Subscriber and completing filings required by any stock exchange, securities commission, securities regulatory authority or taxation authority. Certain securities commissions have been granted the authority to indirectly collect this personal information pursuant to securities legislation and this personal information is also being collected for the purpose of administration and enforcement of securities legislation. In Ontario, the Administrative Support Clerk of the Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto Ontario,
      M5H 3S8, Telephone (416) 593-8086, Facsimile: (416) 593-8252, is the
      public official who can answer questions about the indirect collection of personal information. The Subscriber's personal information may be disclosed by the Company or its legal counsel to: (a) stock exchanges, securities commissions or securities regulatory authorities; (b) the Company's registrar and transfer agent; (c) taxation authorities; and
      (d) any of the other parties involved in this Offering, including legal counsel. In addition, the Company will be providing the following information to the Ontario Securities Commission and other regulatory authorities: (a) the full name, residential address and telephone number of the Subscriber; (b) the number and type of Shares purchased by the Subscriber; (c) the total purchase price for the Shares; (d) the statutory exemption relied upon by the Company; and (e) the date of distribution of the Shares (collectively, the "Information"). By executing this Subscription Agreement, the Subscriber is deemed to be authorizing and consenting to the foregoing collection (including the indirect collection of personal information), use and disclosure of the Subscriber's personal information and the Information as set forth above. The Subscriber also consents to the filing of copies or originals of any of the Subscriber's documents described in this Subscription Agreement, as well as the Information, as may be required to be filed with any stock exchange, securities commission or securities regulatory or taxation authority in connection with the transaction contemplated hereby.


12.   COSTS

12.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.


13.   GOVERNING LAW

13.1 This Subscription Agreement is governed by the laws of the State of Delaware and the federal laws of the United States applicable thereto. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the Courts of the State of Delaware.


14.   SURVIVAL

14.1 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto and their respective heirs, administrators and successors notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.


15.   ASSIGNMENT

15.1  This Subscription Agreement is not transferable or assignable.


16.   SEVERABILITY

16.1 The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.


17.   ENTIRE AGREEMENT

17.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.


18.   NOTICES

18.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 2 and notices to the Company shall be directed to it at the first page of this Subscription Agreement.


19.   COUNTERPARTS AND ELECTRONIC MEANS

19.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.